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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 29, 2001
                                                         ---------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-25478                   63-1133624
      --------                       ---------                 ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 5, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

      (a) On August 29, 2001, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Marmann, McCrary & Associates, P.C., Sheffield, Alabama, as the Registrant's certifying accountants.

            The report of Marmann, McCrary & Associates, P.C. on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Registrant's two most recent fiscal years and subsequent interim periods preceding the date of termination of the engagement of Marmann, McCrary & Associates, P.C., the Registrant was not in disagreement with Marmann, McCrary & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marmann, McCrary & Associates, P.C., would have caused Marmann, McCrary & Associates, P.C. to make reference to the subject matter of the disagreement in connection with its report.

            The required letter from Marmann, McCrary & Associates P.C. with respect to the above statements concerning is filed hereto as Exhibit 16 and incorporated herein by reference.

      (b) On August 29, 2001, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Kraft Bros. CPA, Nashville, Tennessee, as the Registrant's certifying accountants. The engagement of Kraft Bros. CPA is subject to the approval of the Alabama Superintendent of Banks (the "Superintendent") in accordance with the terms of certain written assurances made by First Southern Bank, the Registrant's wholly-owned banking subsidiary, and its directors to the Superintendent effective August 7, 2001. The Registrant has not consulted with Kraft Bros. CPA during the Registrant's two most recent fiscal years nor during any subsequent interim period prior to Kraft Bros. CPA's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (a)   Financial statements of businesses acquired.  Not applicable

      (b)   Pro forma financial information.   Not applicable

      (c)   Exhibits

            Exhibit 16 Letter of Marmann, McCrary & Associates P.C. dated September 5, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST SOUTHERN BANCSHARES, INC.


Dated: September 5, 2001             By:   /s/Robert C. Redd
                                           -------------------------------------
                                           Robert C. Redd
                                           President and Chief Executive Officer




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